Income Taxes - Summary of Net Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carryforwards	$ 141,216	$ 96,646
Stock-based compensation	1,597	139
Accruals and reserves	947	323
Property and equipment	977	568
163(j) interest limitation	2,125	0
Total deferred tax asset before valuation allowance	146,862	97,676
Valuation allowance	(146,308)	(97,676)
Deferred tax assets, net of valuation allowance	$ 554	$ 0